5 Financial risk management (Details 5) - ARS ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Financial Risk Management
Total liabilities	$ 85,898	$ 82,113
Less: Cash and cash equivalents and Financial assets at fair value through profit or loss	(6,584)	(4,356)
Net debt	79,314	77,757
Total Equity	62,898	80,520	$ 64,825	$ 58,179
Total capital attributable to owners	$ 142,212	$ 158,277
Gearing ratio	55.77%	49.13%